SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2004



                               MOVADO GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



          NEW YORK                    0-22378                  13-2595932
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                  Identification Number)

                     650 FROM ROAD
                  PARAMUS, NEW JERSEY                            07652
       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (201) 267-8000

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On March 12, 2004, we issued a press release announcing results for the fourth quarter and fiscal year ended January 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. In addition, our capital expenditures for the year were $10.8 million, with approximately 60% going toward the build out of our new boutiques.

         The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MOVADO GROUP, INC.


Date:  March 12, 2004                     By:  /s/ Eugene Karpovich
                                               ---------------------------------
                                               Name:   Eugene Karpovich
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX

99.1          Press Release, dated March 12, 2004